UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 ________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2015
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UNDER ARMOUR, INC.
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Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 4, 2015, Under Armour, Inc. (“Under Armour” or the “Company”) announced the following organizational changes.
Kip J. Fulks, one of the original founders of Under Armour and formerly the Company’s Chief Operating Officer and President of Product, has been named President of Footwear and Innovation. In this role he will focus on a key growth driver for the Company as the leader of its global footwear product category and will also continue to oversee product innovation for Under Armour across the world.
Brad Dickerson, the Company’s Chief Financial Officer has also been named Chief Operating Officer. Mr. Dickerson currently has oversight of the Company’s accounting, finance, legal, compliance and corporate real estate functions. In his expanded role as Chief Operating Officer and Chief Financial Officer, he now also assumes oversight of the Company’s supply chain operations and corporate strategy.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: March 4, 2015	By:	/s/ John Stanton
John Stanton
Senior Vice President, General Counsel and Secretary